EXHIBIT 10.1
[*] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that registrant treats as private or confidential.

AMENDMENT NO. 2 TO THE AMENDED AND RESTATED PRICING SIDE LETTER
This Amendment No. 2 to the Amended and Restated Pricing Side Letter, dated as of January 19, 2024 (this “Amendment”), is entered into by and among *(“Global Investment Bank 2”), as buyer (the “Global Investment Bank 2”), Angel Oak Mortgage Fund TRS (“Trust Seller” or a “Seller”) and Angel Oak Mortgage REIT, Inc. (“REIT Seller” or a “Seller” and together with Trust Seller, collectively, “Sellers”). Any capitalized terms not defined herein shall have the meaning assigned to such term in the Pricing Side Letter (as defined below).
WHEREAS, the parties hereto entered into that certain Amended and Restated Pricing Side Letter, dated as of June 21, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Pricing Side Letter”); and
WHEREAS, the parties hereto desire to amend the Pricing Side Letter as described below;
NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Amendments. Section 2 of the Pricing Side Letter is hereby amended by deleting the definition of “Initial Termination Date” in its entirety and replacing it with the following:
“Initial Termination Date” shall mean May 2, 2024.

Section 2.Conditions to Effectiveness of this Amendment. This Amendment shall become effective on the date on which the Buyer shall have received and Seller shall have completed, or shall have caused to be completed, the following conditions (such date, the “Amendment Effective Date”):
(a)counterparts duly executed of this Amendment by each of the parties hereto; and
(b)the Buyer shall have received all fees, expenses and other amounts due and payable to it under the Pricing Side Letter, the other Program Agreements and this Amendment on or prior to the date hereof.
Section 3.Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Pricing Side Letter shall remain in full force and effect and all such provisions shall apply equally to the terms and conditions set forth herein. This Amendment shall be effective as of the Amendment Effective Date upon the satisfaction of the conditions precedent set forth in Section 2 above and shall not be effective for any period prior to the Amendment Effective Date. After this Amendment becomes effective, all references in the Pricing Side Letter to “this Pricing Side Letter,” “hereof,” “herein” or words of similar effect referring to the Pricing Side Letter or references to the Pricing Side Letter in the Program Agreements, shall be deemed to be references to the Pricing Side Letter as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Pricing Side Letter other than as set forth herein.

Section 4.Representations and Warranties. the Seller hereby represents and warrants that:
(a)each have the requisite power and authority, and legal right, to execute and deliver this Amendment and to perform its obligations under this Amendment, the Pricing Side Letter as amended by this Amendment and the other Program Agreements to which it is a party;
(b)each of this Amendment, the Pricing Side Letter as amended by this Amendment and the other Program Agreements to which it is a party constitutes a legal, valid and binding obligation of it enforceable against it in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);
(c)each representation and warranty of it contained in the Pricing Side Letter as amended by this Amendment and the other Program Agreements to which it is a party is true and correct and is hereby restated and affirmed;
(d)each covenant and each other agreement of it contained in the Pricing Side Letter as amended by this Amendment and the other Program Agreements to which it is a party is true and correct and is hereby restated and affirmed;
(e)the execution and effectiveness of this Amendment shall not materially affect it in the performance of its obligations under the Pricing Side Letter and the other Program Agreements; and
(f)in order to induce the Buyer to execute and deliver this Amendment and as of the Amendment Effective Date, it is in full compliance with all of the terms and conditions of that certain Master Repurchase Agreement, dated as of March 31, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”), by and between the Buyer and the Seller, and each other Program Agreement and no Default or Event of Default has occurred and is continuing under the Repurchase Agreement or any other Program Agreement.
Section 5.Expenses. The Seller hereby agrees that in addition to any costs otherwise required to be paid pursuant to the Pricing Side Letter and the other Program Agreements, the Seller shall pay as and when billed by the Buyer all of the reasonable out-of-pocket costs and expenses incurred by the Buyer (including all reasonable and documented fees, disbursements and expenses of counsel to the Buyer) in connection with the development, preparation and execution of, this Amendment and all other documents prepared in connection herewith.
Section 6.Ratification. The parties hereto ratify all terms of the existing Pricing Side Letter other than those amended hereby, and ratify those provisions as amended hereby.
Section 7.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
Section 8.Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Amendment.

Section 9.Counterparts; Electronic Signatures. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. The parties agree that this Amendment may be executed and delivered by electronic signatures and that the electronic signatures appearing on this Amendment are the same as handwritten signatures for the purposes of validity, enforceability and admissibility. Delivery of an executed counterpart of this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 10.GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY NEW YORK LAW WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE (BUT WITH REFERENCE TO SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH BY ITS TERMS APPLIES TO THIS AMENDMENT).
Section 11.SUBMISSION TO JURISDICTION; WAIVERS. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY:
(a)SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN MANHATTAN, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;
(b)CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME; AND
(c)AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.
Section 12.WAIVER OF JURY TRIAL. THE SELLER AND THE BUYER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT.
Section 13.Entire Agreement. The Pricing Side Letter, as amended by this Amendment, embodies the entire agreement and understanding of the parties hereto and supersedes any and all prior agreements, arrangements and any understandings relating to the matters provided for herein, and, to the extent they conflict with the Pricing Side Letter, any disclaimers in any data tapes and other materials provided to Buyer by or on behalf of the Seller unless otherwise explicitly agreed to by the Buyer and the Seller in such other materials. No alteration, waiver, amendments, or change or supplement hereto shall be binding or effective unless the same is set forth in writing by a duly authorized representative of each party hereto.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
TRUST SELLER:
ANGEL OAK MORTGAGE FUND TRS, as a Seller
By: Angel Oak Capital Advisors, LLC, not in its individual capacity, but solely as Administrator
By: /s/
Name:
Title:
Notice to:
Angel Oak Mortgage Fund TRS
c/o Angel Oak Capital Advisors, LLC
3344 Peachtree Road NE, Suite 1725
Atlanta, Georgia 30326
*

[Amendment No. 2 to A&R Pricing Side Letter (GLOBAL INVESTMENT BANK 2-AO) (2024)]

REIT SELLER:
ANGEL OAK MORTGAGE REIT, INC., as a Seller
By: /s/
Name:
Title:
Notice to:
Angel Oak Mortgage REIT, Inc.
c/o Angel Oak Capital Advisors, LLC
3344 Peachtree Road NE, Suite 1725
Atlanta, Georgia 30326

[Amendment No. 2 to A&R Pricing Side Letter (GLOBAL INVESTMENT BANK 2-AO) (2024)]

[Amendment No. 2 to A&R Pricing Side Letter (GLOBAL INVESTMENT BANK 2-AO) (2024)]

BUYER:
GLOBAL INVESTMENT BANK 2
By: /s/
Name:
Title:
By: /s/
Name:
Title:
Notice to:
*

With a copy to:

*

[Amendment No. 2 to A&R Pricing Side Letter (GLOBAL INVESTMENT BANK 2-AO) (2024)]